EXHIBIT 99.3
                                                                    ------------

          UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL INFORMATION
                AS OF AND FOR THE NINE MONTHS ENDED JUNE 30, 2004
                    AND FOR THE YEAR ENDED SEPTEMBER 30, 2003


On August 11, 2004, Datawatch Corporation ("Datawatch") acquired all of the outstanding stock of Mergence Technologies Corporation ("Mergence"). The acquisition of Mergence was consummated pursuant to a stock purchase agreement dated as of August 11, 2004, among Datawatch, Mergence and the four sellers who owned a majority of the Mergence stock and managed Mergence, and separate stock purchase agreements with the non-management sellers. The acquisition cost for Mergence was approximately $2,600,000, consisting of $2,500,000 in cash and direct acquisition costs of approximately $100,000.

The following unaudited pro forma combined condensed financial information has been prepared to give effect to the acquisition of Mergence using the purchase method of accounting and the assumptions and adjustments to reflect the allocation of purchase price to the acquired assets and liabilities of Mergence described in the accompanying notes to the unaudited pro forma combined condensed financial information. The unaudited pro forma combined condensed financial information is presented based on Datawatch's fiscal year end of September 30th.

The unaudited pro forma combined condensed balance sheet as of June 30, 2004 combines the historical balance sheets of Datawatch and Mergence as of June 30, 2004, as if the acquisition had been consummated on that date.

The unaudited pro forma combined condensed statement of operations for the nine months ended June 30, 2004 combines the historical operating results for Datawatch and Mergence for the nine months ended June 30, 2004 and gives effect to the acquisition as if it had been completed on October 1, 2002. While Datawatch has a fiscal year end of September 30th, Mergence has a December 31st year end. As a result, the statement of operations for Mergence for the nine months ended June 30, 2004 combines its results for the six months ended June 30, 2004 with results established for the three months ended December 31, 2003 using the records and financial statements for the year ended December 31, 2003, thus deriving the statement of operations for the nine month period ended June 30, 2004. Further, for purposes of the unaudited proforma combined condensed statement operations for the year ended September 30, 2003, the results of operations of Mergence for the twelve-month period ended December 31, 2003 are combined with the results of operations for Datawatch's fiscal year for the year ended September 30, 2003, and gives effect to the acquisition as if it had been completed on October 1, 2002. The results of operations for Mergence's three months ended December 31, 2003 are, therefore, included in both the combined fiscal year and combined interim results. Mergence's revenues for the three months ended December 31, 2003 were approximately $271,000 and net income for the period was $8,000. There were no intervening events that would materially affect Mergence's financial position or operating results for a year ended September 30, 2003 from those presented for the year ended December 31, 2003.

The unaudited pro forma combined financial information is based on the respective historical financial information of Datawatch and Mergence and should be read in conjunction with: (i) Datawatch's Annual Report on Form 10-K for the year ended September 30, 2003; (ii) Datawatch's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004; and (iii) the accompanying notes to the unaudited pro forma combined condensed financial information.

The acquisition of Mergence is being accounting for using the purchase method of accounting in accordance with Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" and the resultant goodwill and other intangible assets will be accounting for under SFAS No. 142, "Goodwill and Other Intangible Assets." The unaudited pro forma combined condensed financial information includes adjustments, which are based on preliminary estimates to reflect the allocation of the purchase price to the acquired assets and assumed liabilities of Mergence. The purchase price allocation as presented herein is preliminary and the final purchase accounting adjustments may differ from the pro forma combined condensed financial information.

The unaudited pro forma combined condensed financial information included herein has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial information prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted pursuant to such rules and regulations.

This unaudited pro forma combined condensed financial information is intended for informational purposes only and are not necessarily indicative of the combined financial position or results of operations that would have actually been reported had the acquisition occurred as of the beginning of each of the periods, nor are they necessarily indicative of the future financial position or results of operations of the combined companies.

This unaudited pro forma combined condensed financial information does not include potential cost savings from operating efficiencies or synergies that may result from the acquisition.

Datawatch Corporation

UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
JUNE 30, 2004

The following unaudited pro forma combined condensed balance sheet presents the historical balance sheets of Datawatch Corporation and Mergence Technologies Corporation as if the Companies had been combined on June 30, 2004
--------------------------------------------------------------------------------

                                                                                    Pro Forma
                                                                                   Adjustments
                                                                                       for            Pro Forma
                                               Datawatch(1)       Mergence(2)      Acquisition         Combined
                                               ------------      ------------      ------------      ------------
ASSETS
CURRENT ASSETS:
   Cash and equivalents                        $  6,226,475      $     95,246      $ (2,500,000)(3)  $  3,821,721
   Accounts receivable, net                       3,607,128            89,956              --           3,697,084
   Loans receivable                                    --              16,153              --              16,153
   Inventories, net                                  82,272              --                --              82,272
   Prepaid expenses                                 526,860            10,643              --             537,503
                                               ------------      ------------      ------------      ------------
Total Current Assets                             10,442,735           211,998        (2,500,000)        8,154,733

Property and equipment, net                         426,406            11,153              --             437,559
Amortizing intangible assets                        423,331              --             890,000 (4)     1,313,331
Trademarks                                          285,152              --              60,000 (4)       345,152
Goodwill                                               --                --           1,673,764 (5)     1,673,764
Restricted Cash                                     234,269              --                --             234,269
Other (primarily deposits)                           29,101             5,418              --              34,519
                                               ------------      ------------      ------------      ------------

TOTAL ASSETS                                   $ 11,840,994      $    228,569      $    123,764      $ 12,193,327
                                               ============      ============      ============      ============
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable and accrued expenses       $  2,784,794      $     77,029           100,000 (3)  $  2,961,823
   Deferred revenue                               2,890,323            27,304              --           2,917,627
                                               ------------      ------------      ------------      ------------
           Total current liabilities              5,675,117           104,333           100,000         5,879,450

DEFERRED TAX LIABILITIES, NET                          --                --             148,000 (6)       148,000
                                               ------------      ------------      ------------      ------------

TOTAL LIABILITIES                                 5,675,117           104,333           248,000         6,027,450
                                               ------------      ------------      ------------      ------------
STOCKHOLDERS' EQUITY
   Common stock                                      53,144             1,641            (1,641)(7)        53,144
   Additional paid-in capital                    21,827,817         1,006,109        (1,006,109)(7)    21,827,817
   Treasury stock                                  (140,388)             --                --            (140,388)
   Accumulated deficit                          (15,253,500)         (883,514)          883,514 (7)   (15,253,500)
   Accumulated other comprehensive loss            (321,196)             --                --            (321,196)
                                               ------------      ------------      ------------      ------------

           Total stockholders' equity             6,165,877           124,236          (124,236)        6,165,877
                                               ------------      ------------      ------------      ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $ 11,840,994      $    228,569      $    123,764      $ 12,193,327
                                               ============      ============      ============      ============

See accompanying notes to the unaudtited pro forma combined condensed financial information.

                          NOTES TO UNAUDITED PRO FORMA
                        COMBINED CONDENSED BALANCE SHEET
                                  JUNE 30, 2004

The following unaudited pro forma adjustments relate to the acquisition as if it had occurred on June 30, 2004. The pro forma adjustments are based on preliminary estimates that may change as additional information is obtained.

1.     PURCHASE PRICE ALLOCATION

       The following table represents the preliminary allocation of the purchase price paid for Mergence based on the estimated fair values of the acquired assets and assumed liabilities of Mergence as of June 30, 2004. The actual fair values will be determined as a more detailed analysis is completed and are, therefore, subject to change.

                  Net tangible assets               $    124,236
                  Goodwill                             1,673,764
                  Deferred tax liabilities, net         (148,000)
                  Intangible assets:
                       Existing technology               520,000
                       Patents                           140,000
                       Customer list                     130,000
                       Non-compete agreements            100,000
                       Trademark                          60,000
                                                    ------------

                  Total purchase price              $  2,600,000
                                                    ============

       The allocation of the purchase price was based on a preliminary evaluation of assets acquired and liabilities assumed. The valuation of the intangible assets is based in part on assistance from an independent valuation firm. The valuation method used to determine the intangible asset values was the income approach. The income approach presumes that the value of an asset can be estimated by the net economic benefit (i.e. cash flows) to be received over the life of the asset, discounted to present value. The discounting process uses a rate of return that accounts for both the time value of money and investment risk factors.

       The intangible asset for existing technology is for two technologies developed and owned by Mergence. Datawatch has estimated the life of these products as three and six years, respectively, The patents have an estimated life of twenty years, which represents the legal life, and the Company has estimated the lives of the customer list at four years and non-compete agreements at five years. The existing technology, patent, customer list, and non-complete agreement fair values will be amortized over the estimated life, unless, in the future it is determined that the assets are impaired. Datawatch has determined that the trademark intangible asset has an indefinite life and is not being amortized.

       The acquisition of Mergence results in the recording of deferred tax assets and deferred liabilities with the result being a net deferred tax liability of approximately $148,000. This net deferred tax liability is included in the purchase price allocation and has the effect of increasing the goodwill in Mergence and is included as an adjustment in the Pro Forma Combined Condensed Balance Sheet as of June 30, 2004. The Pro Forma Combined Condensed Statement of Operations for the year ended September 30, 2003 does not include an adjustment for a non-recurring tax benefit of $148,000 for the recognition of a reduction in the valuation allowance as a result of realizing the benefit of certain of the Company's deferred tax assets resulting directly from the net deferred tax liability related to the Mergence acquisition. Such non-recurring benefit will be included in the income of Datawatch for the year ended September 30, 2004.

2.     AMORTIZING AND NON-AMORTIZING INTANGIBLE ASSETS

       Amortizing intangible assets include the following as of June 30, 2004:

                                                       Datawatch      Mergence
                                                       ----------    ----------
          Capitalized software development             $  423,331    $     --
          Existing technology                                --         520,000
          Patents                                            --         140,000
          Customer list                                      --         130,000
          Non-competes                                       --         100,000
                                                       ----------    ----------

                 Total amortizing intangible assets    $  423,331    $  890,000
                                                       ==========    ==========

       The non-amortizing intangible assets, determined to have an indefinite life, are as follows as of June 30, 2004:

                                                       Datawatch      Mergence
                                                       ----------    ----------
          Trademarks                                   $  285,152    $   60,000
                                                       ==========    ==========

3.     PRO FORMA ADJUSTMENTS


       (1) Represents the historical financial position of Datawatch as of June 30, 2004.

       (2) Represents the historical financial position of Mergence as of June 30, 2004.

       (3) To record purchase price of $2,500,000 paid and $100,000 of estimated expenses.

       (4)  To record intangible assets related to the acquisition.

       (5)  To record goodwill related to the acquisition.

       (6) To record net deferred tax liabilities resulting from the acquisition.

       (7) To eliminate the historical stockholders' equity balances of Mergence.

Datawatch Corporation

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
NINE MONTHS ENDED JUNE 30, 2004

The following unaudited pro forma combined condensed statement of operations presents the historical statements of operations of Datawatch Corporation and Mergence Technologies Corporation as if the Companies had been combined on October 1, 2002
--------------------------------------------------------------------------------

                                                                                  Pro Forma
                                                                                 Adjustments
                                                                                     for            Pro Forma
                                             Datawatch(8)      Mergence(9)       Acquisition         Combined
                                             ------------      ------------      ------------      ------------
REVENUE
    Software licenses                        $  9,360,815      $    200,907      $       --        $  9,561,722
    Maintenance and services                    4,950,230           618,614              --           5,568,844
                                             ------------      ------------      ------------      ------------

           Total revenue                       14,311,045           819,521              --          15,130,566
                                             ------------      ------------      ------------      ------------
COSTS AND EXPENSES:
  Cost of software licenses                     1,981,146              --             127,125 (10)    2,108,271
  Cost of maintenance and services              1,953,977           278,710              --           2,232,687
  Sales and marketing                           5,515,346           144,057              --           5,659,403
  Engineering and product development             932,187           360,649              --           1,292,836
  General and administrative                    3,088,095           102,427              --           3,190,522
  Restructuring and centralization costs             --                --                --                --
                                             ------------      ------------      ------------      ------------

           Total costs and expenses            13,470,751           885,843           127,125        14,483,719
                                             ------------      ------------      ------------      ------------

INCOME (LOSS) FROM OPERATIONS                     840,294           (66,322)         (127,125)          646,847

INTEREST EXPENSE                                     (187)             --                --                (187)
INTEREST INCOME AND OTHER                          36,110              --                --              36,110
FOREIGN CURRENCY TRANSACTION                         --
  LOSSES                                          (34,629)             --                --             (34,629)
                                             ------------      ------------      ------------      ------------

NET INCOME (LOSS) BEFORE PROVISION
  FOR INCOME TAXES                                841,588           (66,322)         (127,125)          648,141

PROVISION FOR INCOME TAXES                        (22,850)             --                --             (22,850)
                                             ------------      ------------      ------------      ------------

NET INCOME (LOSS)                            $    818,738      $    (66,322)     $   (127,125)     $    625,291
                                             ============      ============      ============      ============

NET INCOME PER SHARE - Basic                 $       0.16                                          $       0.12
                                             ============                                          ============

WEIGHTED-AVERAGE NUMBER OF
  SHARES OUTSTANDING - Basic                    5,256,353                                             5,256,353
                                             ============                                          ============

NET INCOME PER SHARE - Diluted               $       0.14                                          $       0.11
                                             ============                                          ============

WEIGHTED-AVERAGE NUMBER OF
  SHARES OUTSTANDING - Diluted                  5,758,009                                             5,758,009
                                             ============                                          ============

See accompanying notes to the unaudited pro forma combined condensed financial information.

                                       6

                          NOTES TO UNAUDITED PRO FORMA
                   COMBINED CONDENSED STATEMENTS OF OPERATIONS
                         NINE MONTHS ENDED JUNE 30, 2004

The following unaudited pro forma adjustments relate to the acquisition as if it had occurred on October 1, 2003. The pro forma adjustments are based on preliminary estimates that may change as additional information is obtained.

1.     PRO FORMA ADJUSTMENTS

       (8) Represents the historical statement of operations of Datawatch for the nine months ended June 30, 2004.

       (9) Represents the historical operating results of Mergence for the nine months ended June 30, 2004 by combining the statements of operations for the six months ended June 30, 2004 and the three months ended December 31, 2003. The statement of operations for Mergence for the three months ended December 31, 2003 has been established using the records and financial statements for the year ended December 31, 2003.

       (10) To record the amortization of amortizing intangible assets resulting from the acquisition on a straight-line basis. The amounts amortized reflect the amortization of two intangible assets for existing technology with estimated lives of three and six years, respectively, patents with estimated lives of twenty years, a customer list with an estimated life of four years, and non-compete agreements with estimated lives of five years.

Datawatch Corporation

UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2003

The following unaudited pro forma combined condensed statement of operations presents the historical statements of operations of Datawatch Corporation and Mergence Technologies Corporation as if the Companies had been combined on October 1, 2002
--------------------------------------------------------------------------------

                                                                                  Pro Forma
                                              Datawatch          Mergence        Adjustments
                                              Year ended        Year ended           for            Pro Forma
                                            9/30/2003 (11)   12/31/2003 (12)     Acquisition         Combined
                                             ------------      ------------      ------------      ------------
REVENUE
    Software licenses                        $ 12,209,857      $    127,997      $       --        $ 12,337,854
    Maintenance and services                    5,502,349           926,243              --           6,428,592
                                             ------------      ------------      ------------      ------------

            Total revenue                      17,712,206         1,054,240              --          18,766,446
                                             ------------      ------------      ------------      ------------
COSTS AND EXPENSES:
  Cost of software licenses                     2,563,400              --             169,500 (13)    2,732,900
  Cost of maintenance and services              2,368,556           354,288              --           2,722,844
  Sales and marketing                           6,128,640           145,499              --           6,274,139
  Engineering and product development           1,507,223           435,943              --           1,943,166
  General and administrative                    4,136,740            88,948              --           4,225,688
  Restructuring and centralization costs          181,459              --                --             181,459
                                             ------------      ------------      ------------      ------------

           Total costs and expenses            16,886,018         1,024,678           169,500        18,080,196
                                             ------------      ------------      ------------      ------------

INCOME FROM OPERATIONS                            826,188            29,562          (169,500)          686,250

INTEREST EXPENSE                                   (7,243)             (920)             --              (8,163)
INTEREST INCOME AND OTHER                          40,568              --                --              40,568
FOREIGN CURRENCY TRANSACTION                         --
  LOSSES                                           (7,468)             --                --              (7,468)
                                             ------------      ------------      ------------      ------------
NET INCOME BEFORE PROVISION FOR
  INCOME TAXES                                    852,045            28,642          (169,500)          711,187

PROVISION FOR INCOME TAXES                         (5,500)             --                --              (5,500)
                                             ------------      ------------      ------------      ------------

NET INCOME                                   $    846,545      $     28,642      $   (169,500)     $    705,687
                                             ============      ============      ============      ============


NET INCOME PER SHARE - Basic                 $       0.16                                          $       0.14
                                             ============                                          ============

WEIGHTED-AVERAGE NUMBER OF
  SHARES OUTSTANDING - Basic                    5,196,824                                             5,196,824
                                             ============                                          ============

NET INCOME PER SHARE - Diluted               $       0.16                                          $       0.13
                                             ============                                          ============

WEIGHTED-AVERAGE NUMBER OF
  SHARES OUTSTANDING - Diluted                  5,444,692                                             5,444,692
                                             ============                                          ============

See accompanying notes to the unaudited pro forma combined condensed financial information.

                          NOTES TO UNAUDITED PRO FORMA
                   COMBINED CONDENSED STATEMENTS OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 2003

The following unaudited pro forma adjustments relate to the acquisition as if it had occurred on October 1, 2002. The pro forma adjustments are based on preliminary estimates that may change as additional information is obtained. The pro forma adjustments for the year ended September 30, 2003 do not include a non-recurring tax benefit of $148,000 for the recognition of a reduction in the valuation allowance as a result of realizing the benefit of certain of the Company's deferred tax assets resulting directly from the Mergence acquisition. Such non-recurring benefit will be included in the income of Datawatch for the year ended September 30, 2004.

1.     PRO FORMA ADJUSTMENTS

       (11) Represents the historical statement of operations of Datawatch for the year ended September 30, 2003.

       (12) Represents the historical statement of operations of Mergence for the year ended December 31, 2003. The financial statements of Mergence have historically been prepared on a calendar year basis and recasting financial results based on a year ended September 30, 2003 was determined to be impractical. The effects of any intervening events would not materially affect the financial position or operating results presented for the year ended December 31, 2003 from those for the year ended September 30, 2003.

       (13) To record the amortization of amortizing intangible assets resulting from the acquisition on a straight-line basis. The amounts amortized reflect the amortization of two intangible assets for existing technology with estimated lives of three and six years, respectively, patents with estimated lives of twenty years, a customer list with an estimated life of four years, and non-compete agreements with estimated lives of five years.


                                     ******